Exhibit 10.30



                    AMENDMENT OF CHANGE OF CONTROL AGREEMENT


       WHEREAS, Everest Reinsurance Company (the "Company"), Everest Reinsurance Holdings, Inc. ("Holdings") and Joseph V. Taranto ("Taranto") are parties to a Change of Control Agreement effective as of July 15, 1998 (the "Change of Control Agreement");

       WHEREAS, a restructuring of Holdings is proposed pursuant to which Holdings will become a wholly-owned subsidiary of Everest Re Group, Ltd. ("Everest Group");

       WHEREAS, in connection with the restructuring, certain amendments to the Change of Control Agreement are desirable;

       NOW, THEREFORE, the Change of Control Agreement is hereby amended, effective as of and conditioned upon the consummation of the restructuring transaction described in the Registration Statement on Form S-4 (File Number 333-87361) filed with the Securities Exchange Commission by Everest Group, by adding the following new paragraph 1.J to the Change of Control Agreement immediately after paragraph 1.I thereof:

       "1.J. For periods on and after the effective date of the restructuring transaction described in the Registration Statement on Form S-4 (File Number 333-87361) filed with the Securities Exchange Commission by Everest Re Group, Ltd. (`Everest Group') pursuant to which Holdings shall become a wholly-owned subsidiary of Everest Group (the `Restructuring'), Everest Group shall be substituted for Holdings hereunder and all references to Holdings hereunder shall be changed to references to Everest Group. In addition, in the event that, pursuant to the terms of Taranto's employment agreement among the Company, Holdings and Everest Group effective as of January 1, 2000, as amended in connection with the Restructuring (the `Employment Agreement'), Taranto is transferred to employment with Everest Services (as defined in the Employment Agreement), all references herein to the Company (other than in paragraph 1.C hereof) shall be changed to references to Everest Services and Everest Group will cause Everest Services to become a party to this Agreement; PROVIDED, HOWEVER, that (i) Taranto's transfer of employment from the Company to Everest Services shall not be treated as a termination of employment for purposes of this Agreement, and (ii) to the extent that Everest Services fails, for any reason, to meet its financial obligations hereunder, the Everest Reinsurance Company shall have full responsibility and liability for all such obligations."

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       IN  WITNESS  WHEREOF,  the parties  have executed  this  amendment to the
Employment Agreement on the 15th day of February, 2000.

                                Everest Reinsurance Company

                                By:     /S/ Janet J. Burak
                                        -------------------------
                                        Janet J. Burak
                                        Senior Vice President

                                Everest Reinsurance Holdings, Inc.

                                By:     /S/ Janet J. Burak
                                        -------------------------
                                        Janet J. Burak
                                        Senior Vice President

                                Everest Re Group, Ltd.

                                By: :   /S/ Janet J. Burak
                                        -------------------------
                                        Janet J. Burak
                                        Deputy Chairman

                                        /S/ Joseph V. Taranto
                                        -------------------------
                                        Joseph V. Taranto